EXHIBIT 10.3


 M & I  First National Leasing Corp.
                                                             Lease# 26315

                          LEASE OF PERSONAL PROPERTY

               M&I First National Leasing Corp. ("Lessor") And
         Best Circuit Boards, Inc. dba Lone Star Circuits ("Lessee")

                               901 Hensley Ln.
                             Wylie, TX 750984909
                                Dated 3/21/05

                        Terms and Conditions of Lease


 This Lease of Personal Property is effective as of the date listed above, and is made and entered into by and between M&I First National Leasing Corp. (the lessee identified above, (the "Lessee"). If more than one party executes the Agreement as Lessee, each shall be jointly and severally liable hereunder.

 1. LEASE. Lessor hereby leases to Lessee and Lessee hereby leases and rents from Lessor personal property as set forth in the "Equipment Location and Description" section of this Lease (together with all attachments, replacement parts, substitutions, additions, repairs and accessories incorporated therein, and/or affix thereto, and proceeds thereof, referred to as "Equipment")

 2. TERM OF LEASE. This Lease shall commence on the "Commencement date of Lease," and shall continue until the total number of "consecutive rental payments," as specified in the Payment Schedule of this Lease, shall have been made.

 3. RENTAL. Lessee agrees to make all rental payments to the Lessor as specified in the Payment Schedule of this Lease. Payments of said rental shall be made on the dates specified at the office of Lessor, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or to such other person, firm or corporation at such other place as lessor may from time to time designate in writing. Lessor and Lessee acknowledge that the Payment Schedule of this Lease was based on the Equipment being delivered and placed in service during the current calendar year, and agree that the Payment Schedule will be modified if all or a portion of the Equipment is not delivered or placed in service during the current calendar year. In such event, Lessor will prepare a Lease Amendment modifying the original Payment Schedule to maintain the economic yield that Lessor had anticipated at the signing of this Lease. Lessee agrees to promptly execute and deliver the Lease Amendment. In the event a portion, but not all, of the Equipment is delivered and placed in service during the current calendar year, Lessee agrees to execute and deliver the Lease Amendment. In the event a portion, but not all, of the Equipment is delivered and placed in service during the current calendar year, Lessee agrees to execute and deliver a Modified Delivery And Acceptance Agreement as to the portion of the Equipment delivered and placed in service.

 4. FINANCE LEASE. Lessor will, subject to the terms of this Lease, purchase the Equipment as set forth in the "Equipment Location and Description" section of this Lease, and simultaneously lease such Equipment to Lessee. Lessor and Lessee agree that this Lease is a "finance lease" within the meaning of Article 2A of the Uniform version of the Uniform Commercial Code (U.C.C.). Lessee acknowledges receipt of a copy of the contract evidencing Lessor's purchase of the Equipment.

 5. SELECTION OF EQUIPMENT - NO WARRANTIES BY LESSOR AS TO MERCHANTABILITY OR FITNESS. LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE TYPE, QUANTITY AND SUPPLIER OF THE EQUIPMENT THAT IT HAS REQUESTED LESSOR TO PURCHASE FOR LEASING TO LESSEE. LESSEE AGREES THAT THE EQUIPMENT AND EACH PART OR UNIT THEREOF IS OF A DESIGN, SIZE, QUALITY AND CAPACITY REQUIRED BY LESSEE AND
 IS SUITABLE FOR ITS PURPOSES. LESSEE FURTHER AGREES THAT LESSOR HAS NOT MADE AND DOES NOT HEREBY MAKE ANY REPRESENTATION, WARRANTY OR COVENANT, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE; AND LESSOR DOES HEREBY SPECIFICALLY DISCLAIM ANY WARRANTY EXPRESS OR IMPLIED OF MERCHANTABILITY OR FITNESS, OR WITH RESPECT TO THE CONDITION, QUALITY, DURABILITY, CAPABILITY OR SUITABILITY OF EQUIPMENT OR AGAINST ANY PATENT
 OR LATENT DEFECTS THEREIN OR THE ABSENCE OF INFRINGEMENT UPON ANY PATENTS, COPYRIGHTS, TRADEMARKS, LICENSES, OR OTHER INTELLECTUAL PROPERTY RIGHTS, LESSEE SPECIFICALLY WAIVE5 ANY CLAIM AGAINST LESSOR FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE CAUSED DIRECTLY OR INDIRECTLY BY THE EQUIPMENT OR THE INADEQUACY THEREOF FOR ANY PURPOSE OR
 FOR ANY DEFICIENCY OR DEFECT THEREIN, OR FOR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO, OR ANY LOSS OP BUSINESS. CONSEQUENTIAL DAMAGES OR FOR ANY DAMAGE WHATSOEVER OR HOWSOEVER CAUSED. LESSEE FURTHER AGREES TO ACCEPT DELIVERY OF THE EQUIPMENT AND THAT THE VALIDITY OP THIS LEASE SHALL NOT
 BE AFFECTED BY ANY DELAY IN SHIPMENT BY THE SUPPLIER. NO DEFECT OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR THE PERFORMANCE OP OTHER TERMS OF THIS LEASE. LESSEE HEREBY AUTHORIZES LESSOR TO ADD TO THIS LEASE THE SERIAL NUMBER OF EACH ITEM OF EQUIPMENT DELIVERED, THE DATE OF SHIPMENT AND OTHER MATERIAL INFORMATION, LESSEE WAIVES ANY AND ALL RIGHTS AND REMEDIES CONFERRED UPON IT AGAINST LESSOR BY SECTIONS 508 AND 522 OF ARTICLE 2A OF THE UNIFORM COMMERCIAL CODE OR COMPARABLE PROVISIONS OF APPLICABLE LAW.

 6. LEASE DEPOSIT. Lessor acknowledges that Lessee has paid with the execution of this Lease the sum specified under "Lease Deposit" in the Payment Schedule section of this Lease, to be held by Lessor as a lease deposit and not as advance rental. If Lessee at the expiration of this lease or any renewal or extension hereof: shall not be in default hereunder or under any other lease in effect between the parties, and shall have paid to Lessor all amounts due to Lessor, and shall have returned to Lessor the Equipment in the condition provided in Paragraph 9 hereof or made such other disposition thereof as may be directed by Lessor, Lessor shall thereupon refund to Lessee the lease deposit without interest. In the event, however, of any default as any time in any of the terms, provisions and conditions hereof or any other lease between the parties, or should Lessee fail to return the Equipment in the condition and at the time required under Paragraph 9, Lessor may, but shall not be obligated to, apply the lease deposit to cure such default, in which event Lessee shall promptly restore the lease deposit to the full amount specified above. Lessor shall also have the right and privilege at its discretion to apply the lease deposit or any portion thereof to any other lease(s) outstanding between Lessor and Lessee to cure a default in such lease(s) or to apply to any deficiency arising out of such other lease(s).

 7. LOCATION AND RIGHT OF INSPECTION. The Equipment at all times shall be located at the address of Lessee specified herein or such other place as shall be mutually agreed upon between Lessor and Lessee. Lessor shall at any and all times during business hours have the right to enter into and upon the premises where the Equipment my be located for the purpose of inspecting the same or observing its use. Lessee shall not move the Equipment from the location in which said Equipment shall be first delivered for use. Except with the prior written consent of Lessor. Lessee shall promptly advise Lessor of any circumstance which may in any manner affect any item of Equipment or in any manner affect Lessor's title thereto.

 8. TITLE AND USE. Title to all of the Equipment shall at all times be solely in Lessor or its assignee, and Lessee shall have no interest or claims thereto or therein except as herein provided. Lessee shall however, unless default shall occur as hereinafter provided, have the right to possession of said Equipment and the quiet enjoyment thereof. Lessee shall at all times use the Equipment in a careful and proper manner and shall comply with all laws, ordinances and regulations in any manner relating to the possession, use or maintenance of the Equipment, and shall if directed by Lessor affix to the Equipment in a prominent place and maintain thereon any labels, plates or other identifying markings indicating that the Equipment is the property of Lessor. Lessee will not sublet, mortgage, pledge, sell or otherwise encumber or dispose of the Equipment or its interest therein. Lessee shall keep the Equipment free from any and all liens and claims, and shall not do or permit anything whereby Lessor's title or rights may be encumbered or impaired.

 9. OPERATION OF EQUIPMENT. Lessee will use the Equipment only in the normal course of its business and only for the purposes for which the Equipment was designed. Lessee assumes all risks and liability for the Equipment and for the use, possession, operation, maintenance, storage and condition thereof, and for injuries or death resulting to persons and damage resulting to property arising from or incident to such use, operation, possession, maintenance, storage and condition, whether such injuries, death or damage be to agents or employees of lessee or their property, or to third parties or their property. Lessee will save and hold lessor harmless from all losses, damages, claims, penalties, liabilities and expenses, including attorney's fees, of whatsoever nature arising or incurred because of or incident to the use, possession, operation, maintenance, storage and condition of the Equipment. Upon expiration and/or termination of this Lease, Lessee shall at it expense, immediately return the Equipment to Lessor at such place as Lessor may designate in the same condition and appearance as when received by Lessee (reasonable wear and tear from proper use excepted) and in good working order for the original intended purpose of the Equipment. The Equipment shall be de-installed, disassembled and crated by an authorized manufacturer's representative or such other service person as is satisfactory to Lessor. Until Lessee has fully complied with the requirements in this section, Lessee's rent payment obligation and all other obligations under this lease shall continue from month to month notwithstanding any expiration or termination of the lease term.

 10. REPAIRS AND ALTERATIONS. Lessor shall not be obligated to service the Equipment or make any repairs or replacements. Lessee shall not incur for Lessor's account or liability any expense for service, repairs, or replacements without Lessor's prior written consent. Lessee shall effect and bear the expense of all necessary repairs, maintenance, operation and replacements required to be made to maintain the Equipment in good condition, normal wear and tear accepted. Any addition, improvements and replacements shall become the property of Lessor and shall be deemed to be a part of the leased Equipment.

 11. INSURANCE Lessee shall (a) keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement value thereof, as determined by Lessor; (b) maintain public liability and property insurance, in an amount determined by Lessor, but in which the limits of public liability shall not be less than Two Million Dollars ($2,000,000) per person and Two Million Dollars ($2,000,000) per accident and in which the property damage liability shall not be less than Two Million Dollars ($2,000,000), unless other limits are agreed to in writing between Lessor and Lessee, protecting and indemnifying Lessor against any injury to person or any damage to property arising by reason of the use, operation or maintenance of the Equipment; and (c) if requested by Lessor, maintain such other insurance, including products liability insurance in such an amount as shall be required by Lessor, and maintain in full force and effect at all times worker's compensation insurance which shall cover any and all claims for injury to any worker, employee, or agent of Lessee arising out of use, operation or maintenance of the Equipment.
 All such insurance shall be in form and amount and with companies approved by Lessor, and shall name Lessor and any assignee as lender's loss payee and additional insured. Lessee shall pay the premiums thereafter and deliver the policies, or evidence thereof, to Lessor. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to Lessor; that it will give Lessor thirty (30) days' written notice before the policy in question shall be altered or cancelled. As to Lessor's interest in such insurance, no act or omission of Lessee or any of its officers, agents, employees or representatives shall affect the obligations of the insurer to pay the full amount of any loss. The proceeds of insurance shall, at the option of Lessor, be applied (a) toward the replacement, restoration or repair of the Equipment, or (b) toward payment of the obligations of Lessee hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute and endorse all documents, checks or drafts for loss or damage or returned or unearned premiums under any insurance policy. In case of failure of Lessee to procure or maintain insurance as herein specified, Lessor shall have the right, but shall not be obligated, to effect such insurance, and in such event, the cost thereof shall be repayable to Lessor with the next installment of rent, and failure to repay the same shall carry with it the same consequence, including the late charge and interest provided in Paragraph 20 hereof.

 12 TAXES. Lessee shall keep the equipment free and clear of all levies, liens and encumbrances and shall promptly pay or reimburse Lessor for all license fees, registration fees, assessments, charges and taxes (municipal, state and federal), including personal property taxes and any sales, use, or other transactional tax which may now or hereafter be imposed in connection with the lease, possession or use of the Equipment, and including any penalties, interest, or delinquency charges accruing by reason of Lessee's nonpayment. In addition, Lessee shall pay all expenses including legal fees where, with Lessee's consent, the validity or amount of any tax or assessment shall be challenged.

 13. PERFORMANCE OF OBLIGATIONS OF LESSEE BY LESSOR. In the event Lessee shall fail to promptly perform any of its obligations under any provision of this Lease, Lessor may, at its option, perform the same for the account of Lessee with out thereby waiving such default, and any amount paid or expense (including reasonable attorneys' fees), penalty or other liability incurred by Lessor in such performance, together with interest at the rate of eighteen (18%) per annum thereon until paid by Lessee, shall be payable by Lessee upon demand as additional rent for the Equipment.

 14. LOSS AND DAMAGE. Lessee shall bear the entire risk of loss, theft, damage or destruction of this Equipment from any cause whatsoever; and no loss, theft, damage or destruction of the Equipment shall relieve Lessee of the obligation to pay rent or of any other obligation under this Lease. In the event of damage to any item of Equipment, Lessee shall immediately place the same in food repair, If Lessor determines that any item of Equipment is lost, stolen, destroyed or damaged beyond repair, Lessee, at the option of Lessor, will: (a) replace the same with like equipment in food repair, or
 (b) pay Lessor in cash all of the following: (i) all amounts then owed by Lessee to Lessor under this Lease, (ii) an amount equal to thirty percent (30%) of the actual cost of said item, (iii) the unpaid balance of the total rent for the initial term of this Lease attributable to said item, less any proceeds of insurance thereon received by Lessor, and (iv0 any license fees, registration fees, assessments, charges and taxes (municipal, state and federal) including personal property taxes and any sales, use, or other transactional tax, and including any penalties, interest, or delinquency charges, that have accrued, will be assessed, or are otherwise due and owing in connection with the lease possession or use of the Equipment. Upon Lessor's receipt of such payment, Lessee shall be entitled to whatever interest Lessor may have in said items, in its then condition and location, without warranties, express or implied. The parties hereto agree that the sum of the amount numbered (ii) and (iii) will equal the fair value of said item on the date of such loss, theft damage or destruction.

 15. DEFAULT An event of default shall occur if: (i) Lessee fails to pay any rent or other amount herein provided within ten (10) days after the same is due and payable, or (ii) Lessee fails to perform any other provision, hereof within ten (10) days after notice thereof from Lessor, or (iii) Lessee dies or ceases to exist, or (iv) Lessee is adjudicated a bankrupt, suspends business, becomes insolvent, makes an assignment for the benefit of creditors or enters into or petitions for a creditor's arrangement, or (v) an attachment be levied or a lien be filed against any of Lessee's property or against equipment or a receiver be appointed for any of Lessee's property, or (vi) Lessee fails to use the Equipment strictly in compliance with all municipal, state and federal regulatory agency requirements, or
 (vii) any guarantor of this Lease defaults on any obligation to Lessor or any of the above-listed events of default occur with respect to any guarantor or any such guarantor files or has filed against it a petition under bankruptcy law, or (viii) Lessee attempts to remove, sell, transfer, encumber or sublet the Equipment or any item thereof. Upon the occurrence of an event of default, Lessor, at its option may: (a) declare all sums due and to become due under this Lease immediately due and payable; (b) sue for and recover all rents and other amounts then accrued, due and owing, or thereafter accruing under this Lease, including Lessor's estimated residual value of the Equipment if such Equipment has not been returned to Lessor, and including all taxes and other charges described in Paragraph 12 of this Lease; (c) take possession of the Equipment an for the purpose thereof, enter the premises on which the Equipment is located without notice, court order or other process of law (damages occasioned by such taking are expressly waived by Lessee), and thereupon Lessee's right to possession and use of the Equipment shall terminate, but Lessee shall be and remain liable for the total rent for the term as set forth in Paragraph 2 hereof; (d) sell or lease any or all items of Equipment at public or private sale for cash or on credit or, if leased, to such persons and upon such terms as Lessor shall elect, and recover from Lessee all costs of taking possession, storing, repairing and selling or leasing the Equipment, together with an amount equal to ten percent(10%) of the actual cost to Lessor of the items of Equipment sold or leased and the unpaid balance of the total rent for the initial term of this Lease attributable to the items of Equipment sold or leased less the net proceeds of such sale or the total rent under this Lease; (e) terminate this Lease as to any or all items of Equipment (f) in the event Lessor elects to terminate this Lease as to any or all items of Equipment, recover from Lessee as to each item subject to such termination the value at the time of such termination of the excess, if any, of the amount of rent reserved herein for said item for the balance of the term hereof over the then reasonable rental value of said item for the same period of time.

 No right or remedy conferred upon or reserved to Lessor by this Lease shall be exclusive of any other right or remedy herein or by law provide; all rights and remedies conferred upon Lessor by the Lease or by law shall be cumulative and in addition to every other right or remedy available to Lessor.

 In the event of any default on the part of Lessee, Lessee shall pay in addition to any late payment charges that may be due under Paragraph 19 hereof all costs, expenses and disbursements incurred by Lessor in exercising its rights or remedies hereunder or enforcing any of the provisions or terms hereof, including attorney's fees and court cost. In the event Lessor shall elect to sue for and recover all rents and other amounts then due or thereafter accruing under this Lease or any extension hereof, such accelerated rental shall be discounted at an annual rate of two percent (2%)

 16. NO ASSIGNMENT BY LESSEE. Without the prior written consent, lessee shall not (a) assign, transfer, pledge or hypothecate this Lease, the Equipment or any part thereof, or any interest therein, or (b) sublet or rent the Equipment or any part thereof or permit the Equipment or any part thereof to be used by anyone other than Lessee or Lessee's employees. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Lessee or any other person. The conditions hereof shall bind any permitted successors and assigns of Lessee.

 17. LESSOR'S ASSIGNMENT Lessee acknowledges and agrees that Lessor may assign this Lease to a bank, other financial institution, or any other person, and that such assignee shall be entitled to all of the benefits of this Lease including all credit and financial information that Lessee shall have theretofore or thereafter submitted to Lessor. In connection therewith, Lessee agrees: (a) to recognize any such assignment upon receipt of written notice thereof; (b) to accept the directions, demands or consents of such assignee in place of those of Lessor; (c) to pay all rents hereunder as directed by such assignee; (d) not to terminate this Lease; and (e) not to set up against such assignee any defenses, setoffs or counterclaims which it may have against Lessor in regard to the payment of rent hereunder.

 18. PERSONAL PROPERTY The Equipment is, and shall at all times be and remain, persona property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon, or attached in any manner to what is permanent by means of cement, plaster, nails, bolts, screws or otherwise.

 19. LATE PAYMENT. Should Lessee fail to pay any part of the rent or any other sum required to be paid by Lessee to Lessor within 10 days after the due date thereof, Lessee shall pay to Lessor a charge of $10.00 for each month or part thereof for which such rent or other sum shall be delinquent, which Lessee acknowledges is a reasonable charge to cover Lessor's expenses therewith. In addition, Lessee shall pay to Lessor interest on such delinquent payment from the due date thereof until paid at the rate of 18% per annum.

 20. OFFSET. Lessee hereby waives any and all existing and future claims and offsets against any rent or other payments due hereunder, and agrees to promptly pay the rent and other amounts due hereunder regardless of any offset or claim which may be asserted by Lessee or on its behalf. Lessee further acknowledges that neither the manufacturer nor vendor of the leased Equipment, including their agents and employees, were or are the agent or under the supervision of the Lessor, nor was or is the Lessor in any manner the agent of the manufacturer or vendor.

 21. NON-WAIVER. Time is of the essence. Lessor's failure at any time to require strict performance by Lessee of any of the provisions of this Lease shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith or with any other provision of this Lease. Waiver of any default shall not waive any other default. No remedy of Lessor hereunder shall be exclusive of any other remedy herein or by law provided, but each shall be cumulative and in addition to every other remedy. No covenant or condition of this Lease may be waived except by the written consent of Lessor.

 22. NO ABATEMENT IN RENT. This Lease is irrevocable for the full term hereof and until the aggregate rentals provided for herein have been paid by Lessee. Rent shall not abate during the term hereof because Lessee's right to possession of the Equipment has terminated, because the Equipment has been repossessed, or for any other reason..

 23. NOTICES. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address herein set forth, or at such address as may be provided in writing from time to time. Any notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

 24. OTHER DOCUMENTS. Should Lessee be domiciled or reside in a state which had adopted the Uniform Commercial Code ("Code") or if the Equipment shall be located in such state, and if at any time this transaction shall be construed to be a security transaction, this Lease shall be deemed to be the security agreement, and Lessor shall be the secured party herein and Lessee the debtor. Lessee hereby authorizes Lessor to file financing statements describing the Equipment, and amendments to such financing statements, under the Code in all places where necessary to perfect Lessor's interest to the Equipment; provided, however, that nothing herein, nor the execution of any financing statement, shall constitute an acknowledgment that this transaction is subject to the Code.

 25. SUCCESSORS. This Lease shall be finding upon and inure to the benefit of the heirs, administrators, successors and assigns of the parties hereto.

 26. STATEMENTS. Lessor may require at any reasonable time, and Lessee agrees to promptly furnish, statements setting forth the financial condition and operations of Lessee.

 27.  VEHICLES.  If any item of Equipment is a motor vehicle, lessee shall
 (a) permit only licensed drivers to operate same who shall be employees of Lessee or any permitted sublessee; (b) use the vehicle for its own need and not for hire; (c) do nothing which shall increase or suspend insurance coverage thereon; and (d) assume sale responsibility for the payment of wages, unemployment and worker's compensation insurance and social security requirements of such employees.

 28. MASTER LEASE. In the event Lessor shall hereafter lease to Lessee additional "equipment", as such term is used herein, such equipment shall be described on a Schedule or Schedules executed by the parties which shall make reference to this "Lease of Personal Property". Each such Schedule shall, in addition to describing the equipment therein leased, set forth the term of the lease, the amount of rental, the manner of payment of the rentals, the number of rental payments, the commencement date of the rental payments, the amount of any security deposits, and such other provisions as may be included therein. Each such Schedule when executed by the parties shall be deemed to be a part of this "Lease of Personal Property", and all of the provisions hereof, except such as may be inconsistent, shall govern such Schedule or Schedules, it being understood and agreed that this "Lease of Person Property" shall be the Master Lease/

 29. DEFAULT-WHERE ADDITIONAL LEASES OR SCHEDULES If Lessee fails to pay any rent or other amount due under any other lease or schedule, whether heretofore or hereafter entered into, within ten (10) days after the same is due and payable, or if any other default occurs under any other lease or schedule, it shall constitute a default under all leases or schedules including this Lease. If this Lease or any other lease or schedule heretofore or hereafter entered into between Lessor and Lessee shall be determined to be a security transaction, or if Lessee shall default resulting in liquidation, resale or re-leasing of the leased equipment, then and in such event Lessor shall be deemed to have as of the date hereof and is granted a security interest in all of the leased equipment described in all leases then outstanding between Lessor and Lessee, and the proceeds from any such liquidation, resale of re-leasing shall be applied by Lessor to the aggregate total of obligations due and to become due to it plus its charges, expenses and reasonable attorneys' fees.

 30. CHANGE IN OWNERSHIP. The entire indebtedness under this Lease shall become immediately due and payable in full at the option of Lessor, without notice, upon a transfer, sale or conveyance of more than 49% of the common or other voting stock of or other ownership interest in Lessee.

 31. COUNTERPARTS AND ELECTRONIC SIGNATURE AND STORAGE. This Lease and all documents related thereto each may be executed in any number of counterparts and by facsimile, electronic or digital signature, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument. Lessor and Lessee acknowledge and agree that: (a) this Lease and all documents and information related thereto may be reproduced and stored in any electronic format and the originals so reproduced destroyed; and (b) any such electronic copy shall be deemed an original, shall be admissible in any court or other proceeding, and shall be enforceable against the parties thereto, whether or not the original is in existence and whether or not such reproduction was made or preserved by Lessor in the regular course of business.

 32. MISCELLANEOUS. A provision of this Lease which is prohibited or unenforceable in any jurisdiction shall as to such jurisdiction be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition of unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. It is understood that this Lease and the schedules which are or may be attached hereto constitute the entire agreement between the parties and no other representation or statements shall be deemed binding upon the parties. This Lease shall be governed by and construed in accordance with the laws of the State of Wisconsin.

                          LEASE OF PERSONAL PROPERTY
==============================================================================
                                PAYMENT METHOD


 [   ]   OPTION #1 - AUTOMATIC PAYMENTS

 I as an officer of __________________ ("Lessee"), hereby authorize M&I First National Leasing Corp. ("Lessor") and the bank indicated to initiate debit entries to the Corporate Checking Account named below. The date of the debt entries are listed below and correspond to the "Payment Schedule" dated _________________ and any Amendments thereto, including any changes in the bank relationship as listed below: This authority will remain in effect until the terms of the Lease are satisfied or when agreed upon by Lessor and Lessee.

 ----------------------------------------------------------------------------
 NAME OF LESSEE'S FINANCIAL INSTUTION              BANK ROUTING NUMBER(1)

 ----------------------------------------------------------------------------
 ADDRESS OF LESSEE'S FINANCIAL INSTUTION           CITY      STATE     ZIP

 ----------------------------------------------------------------------------
 NAME OF LESSEE'S ACCOUNT TO BE DEBITED            CHECKING ACCOUNT NUMBER

 (1) Routing Number is located between the symbols /: 000000000/: on the bottom of your check.


 [ X ]   OPTION #2 - INVOICE TO

 BILLING NAME  Best Circuit Boards, Inc.


 901 Hensley Lane                                  Wylie     TX        75098
 ----------------------------------------------------------------------------
 STREET ADDRESS                                    CITY      STATE     ZIP
==============================================================================

==============================================================================
                      EQUIPMENT LOCATION AND DESCRIPTION


 Equipment Location:  901 Hensley Lane
                      WYLIE TX  75098   County: COLLIN   T

 Equipment Cost:      $702,300.00

 Equipment Description: 10324
     One (1) Multiline ATP-3000 Post Etch Punch System, S/N A 7B3023 One (1) Vacuum Applicator, Dynachent Model 730, 30"
     Two (2) ACI Model Orion 828
     One (1)FT-303 System - Three Laser Photo Plotter



 INCLUDE ALL ATTACHMENTS, ACCESSORIES, APPURTENANCES, ACCESSIONS &
 SUBSTITUTIONS
==============================================================================

 TOTAL EQUIPMENT                 TOTAL UPFONT            TOTAL
 COST*           $702,300.00     SALES TAX     $0.00     COST   $702,300.00

      * If "Equipment Cost" shall exceed the above amount. Lessee shall pay the overage, or at the option of M&I First National Leasing Corp. the rental may be increased accordingly.


==============================================================================
                             LIST OF ATTACHMENTS

 See Addendum A 1 hereto and made a part hereof
==============================================================================

==============================================================================
                               PAYMENT SCHEDULE


 INITIAL TERM OF LEASE/IN MONTHS    48      LEASE DEPOSIT      $0.00    (1)

 COMMENCEMENT DATE OF LEASE  _________      FIRST PAYMENT DATE _________

 48 consecutive rental payments, beginning on the First Payment Date and on the same day each period thereafter as follows:

 One Advance Monthly Payment in Amount of:   $14,374.71 dollars.
 Forty Seven Monthly Payments in Amount of:  $14,374.71 dollars.



 Lessee acknowledges by signature below that the lease deposit will be paid in full on or before any invoice will be paid or purchase orders issued by Lessor.
 (1) "Lessee shall be responsible for the payment of all sales or use taxes imposed on this transaction and agrees that the same shall be added to the monthly rentals.
==============================================================================

                          LEASE OF PERSONAL PROPERTY
==============================================================================
                                PAYMENT METHOD


 [   ]   OPTION #1 - AUTOMATIC PAYMENTS

 I as an officer of __________________ ("Lessee"), hereby authorize M&I First National Leasing Corp. ("Lessor") and the bank indicated to initiate debit entries to the Corporate Checking Account named below. The date of the debt entries are listed below and correspond to the "Payment Schedule" dated _________________ and any Amendments thereto, including any changes in the bank relationship as listed below: This authority will remain in effect until the terms of the Lease are satisfied or when agreed upon by Lessor and Lessee.

 ----------------------------------------------------------------------------
 NAME OF LESSEE'S FINANCIAL INSTUTION              BANK ROUTING NUMBER(1)

 ----------------------------------------------------------------------------
 ADDRESS OF LESSEE'S FINANCIAL INSTUTION           CITY      STATE     ZIP

 ----------------------------------------------------------------------------
 NAME OF LESSEE'S ACCOUNT TO BE DEBITED            CHECKING ACCOUNT NUMBER

 (1) Routing Number is located between the symbols /: 000000000/: on the bottom of your check.


 [ X  ]  OPTION #2 - INVOICE TO

 BILLING NAME  Best Circuit Boards, Inc.


 901 Hensley Lane                                  Wylie     TX        75098
 ----------------------------------------------------------------------------
 STREET ADDRESS                                    CITY      STATE     ZIP
==============================================================================

==============================================================================
                      EQUIPMENT LOCATION AND DESCRIPTION


 Equipment Location:  901 Hensley Lane
                      WYLIE TX  75098   County: COLLIN   T

 Equipment Cost:      $75,000.00

 Equipment Description: 10383
     (1) Entrance Conveyor PSI 26-21 F, (1) Hole Cleaner PSI 26-IM-3,
     (1) High Pressure System PSI-HPS, (1) Drying Station PSI 26-DS,
     (1) Exit Conveyor PSI 26-16-E
     Serial Number J 2012062



 INCLUDE ALL ATTACHMENTS, ACCESSORIES, APPURTENANCES, ACCESSIONS &
 SUBSTITUTIONS
==============================================================================

 TOTAL EQUIPMENT                 TOTAL UPFONT            TOTAL
 COST*           $75,000.00      SALES TAX     $0.00     COST   $75,000.00

      * If "Equipment Cost" shall exceed the above amount. Lessee shall pay the overage, or at the option of M&I First National Leasing Corp. the rental may be increased accordingly.


==============================================================================
                             LIST OF ATTACHMENTS

 See Addendum A 1 hereto and made a part hereof
==============================================================================

==============================================================================
                               PAYMENT SCHEDULE


 INITIAL TERM OF LEASE/IN MONTHS    48      LEASE DEPOSIT      $0.00    (1)

 COMMENCEMENT DATE OF LEASE  _________      FIRST PAYMENT DATE _________

 48 consecutive rental payments, beginning on the First Payment Date and on the same day each period thereafter as follows:

 One Advance Monthly Payment in Amount of:   $1,535.11 dollars
 Forty Seven Monthly Payments in Amount of:  $1,535.11 dollars



 Lessee acknowledges by signature below that the lease deposit will be paid in full on or before any invoice will be paid or purchase orders issued by Lessor.
 (1) "Lessee shall be responsible for the payment of all sales or use taxes imposed on this transaction and agrees that the same shall be added to the monthly rentals.
==============================================================================

                          LEASE OF PERSONAL PROPERTY

 This lease is subject to all terms and conditions contained in the Lease of Personal Property document which lessee acknowledges having read.

 This Lease shall not be binding     THIS IS A NON-CANCELABLE LEASE FOR
 upon lessor until accepted by       THE TERM INDICATED ABOVE
 lessor at its office in Milwaukee,
 Wisconsin

 Accepted:                           Date of Lease: 3/21/05
 _________________________
                                     Lessee:  Best Circuit Boards, Inc.
                                     dba Lone Star Circuits

 By:                                 By: /s/ Brad Jacoby, CEO
 _______________________________     _______________________________________

 Authorized Signature and Title      Authorized Signature and Title

                                     Brad Jacoby, CEO
                                     _______________________________________
                                     Type/Print Name and Title

                                     Witness:  /s/ Brad Jacoby
                                     _______________________________________
                                     Secretary Or Other Corporate
                                     Officer Or Witness